EXHIBIT 25.3
                              CONSENT OF ATTORNEYS

The Law Firm of Greg Gerganoff, Attorney at Law hereby consents to the filing of the Opinion dated June 8, 2000 issued to the registrant as an exhibit to the Registration Statement on Form S-8.

                    GREGORY Z. GERGANOFF


                     By:   /s/  Gregory Z. Gerganoff
                           ------------------------------------------
                                Gregory Z. Gerganoff, Attorney At Law